UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.14

ANNUAL REPORT

ALLIANCEBERNSTEIN INCOME FUND
(NYSE: ACG)

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

February 20, 2015

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the annual reporting period ended December 31, 2014. The Fund is a closed-end fund that trades on the New York Stock Exchange.

Investment Objectives and Policies

The investment objective of the Fund is high current income consistent with preservation of capital.

The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by nongovernmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 61-63.

Investment Results

The table on page 5 provides performance data for the Fund and its bench-

mark, the Barclays U.S. Aggregate Bond Index, for the six- and 12-month periods ended December 31, 2014.

The Fund outperformed its benchmark for both periods; sector selection contributed positively for the 12-month period, yet detracted for the six-month period. Within sector allocation, exposure to agency mortgages and investment-grade corporates contributed to performance for the 12-month period, and exposure to non-investment grade corporates detracted from performance for both periods. Security selection contributed for the 12-month period and its impact on performance was immaterial for the six-month period. Security selection within commercial mortgage backed securities and investment-grade corporates contributed to performance for the 12-month period. Currency selection contributed positively for both periods. Underweights to the Japanese yen, Australian dollar and the eurozone contributed to performance for the 12-month period. Yield curve positioning contributed to performance for the 12-month period yet detracted for the six-month period; detraction for the six-month period was mainly attributable to U.S. yield curve positioning. Exposure to hedged non-U.S. dollar securities contributed modestly for both periods. Allocations to the UK and New Zealand contributed for both periods.

The Fund utilized derivatives including Treasury futures and interest rate swaps to manage yield curve positioning during both periods. Currency

ALLIANCEBERNSTEIN INCOME FUND •	1

forwards and credit default swaps were utilized for hedging and investment purposes, which added to returns during both periods. Purchased options for hedging purposes detracted from returns during both periods; written options for hedging purposes had an immaterial impact for the six-month period and added to returns for the 12-month period. The Fund utilized leverage through reverse repurchase agreements at favorable rates, and was able to reinvest the proceeds into higher-yielding securities; leverage contributed positively for both periods.

Market Review and Investment Strategy

Bond markets turned more volatile in 2014, as growth trends and monetary policies in the world’s biggest economies headed in different directions. In the fourth quarter, a plunge in oil prices rattled credit markets, pressured emerging-market currencies and added to deflationary pressures in Europe and Japan. The U.S. Treasury yield curve flattened and the 10-year U.S. Treasury yield fell by about 0.32% over the quarter, leaving it roughly 0.86% below where it began the year. Credit spreads have widened and corporate valuations are still generally fair while fundamentals remain solid. But at this stage in the credit cycle, with mergers and acquisitions on the rise, careful security selection and diversification remain important safeguards against idiosyncratic risk. Unlike industrials, financial firms continue to deleverage and, in the view of the Fund’s Invest-

ment Management Team, many issues by such firms remain an attractive opportunity.

The Fund continues to be positioned for yield, although its earning power is impacted by the current low level of market interest rates. The Fund remains overweight high-yield corporates to help achieve income, and its yield curve positioning remains concentrated in the 10-year maturities, where the U.S. yield curve is steepest.

Share Repurchase Program

On June 25, 2014, the Fund announced that its Board of Directors had authorized the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Fund stockholders by the repurchase of Fund shares at a discount to their net asset value. Such repurchases may moderate the discount at which the Fund’s shares currently trade. Repurchases will be made from time to time when they are believed to be in the best interests of the Fund.

Through February 20, 2015, the Fund had repurchased 19,559,365 of its shares of common stock in open market transactions (approximately 8.05% of its outstanding shares as of June 25, 2014).

2	• ALLIANCEBERNSTEIN INCOME FUND

DISCLOSURES AND RISKS

AllianceBernstein Income Fund Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily NAV and market price information, and additional information regarding the Fund, is available at www.abglobal.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 69-70.

Benchmark Disclosure

The unmanaged Barclays U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through engaging in reverse repurchase agreements and may also utilize other techniques such as dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the return on the leveraged portion of the Fund’s investment portfolio. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate payable by the Fund on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment-grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN INCOME FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)	2.31%	8.96%

Barclays U.S. Aggregate Bond Index	1.96%	5.97%

The Fund’s market price per share on December 31, 2014 was $7.47. The Fund’s NAV price per share on December 31, 2014 was $8.34. For additional Financial Highlights, please see pages 65-66.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,901.7

*	All data are as of December 31, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represents 0.5% or less in the following types: Common Stocks, Emerging Markets—Sovereigns, Governments—Sovereign Agencies, Governments—Sovereign Bonds, Investment Companies and Options Purchased—Calls.

6	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

December 31, 2014 (unaudited)

*	All data are as of December 31, 2014. The Fund’s country breakdowns is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.2% or less in the following countries: Australia, Barbados, Belgium, Chile, Colombia, Dominican Republic, El Salvador, Germany, Guatemala, Ireland, Italy, Jamaica, Japan, Morocco, Netherlands, Pakistan, Singapore, South Africa, Spain, Sri Lanka, Sweden, Venezuela and Zambia.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

December 31, 2014

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 103.7%
United States – 103.7%
U.S. Treasury Bonds 3.125%, 8/15/44	U.S.$	76,388	$82,236,418
5.375%, 2/15/31		1,961	2,733,297
6.00%, 2/15/26(a)		299,000	409,793,553
6.375%, 8/15/27(a)		260,000	375,598,340
6.50%, 11/15/26(a)		183,000	263,419,899
8.00%, 11/15/21		27,000	37,563,750
8.75%, 8/15/20		39,500	54,290,894
U.S. Treasury Notes 1.125%, 3/31/20		13,000	12,628,278
1.625%, 8/31/19(a)		81,000	81,088,614
1.75%, 9/30/19		21,075	21,198,478
2.125%, 8/31/20(a)		150,000	152,660,100
2.125%, 8/15/21		21,000	21,247,737
3.125%, 5/15/21(a)		95,000	101,946,875
3.50%, 5/15/20		27,608	30,118,616
3.625%, 2/15/21(a)(b)		295,000	324,960,790

Total Governments – Treasuries (cost $1,880,995,041)			1,971,485,639

CORPORATES – NON-INVESTMENT GRADE – 13.2%
Industrial – 10.1%
Basic – 1.0%
AK Steel Corp. 7.625%, 5/15/20(a)		847	787,710
ArcelorMittal 5.75%, 8/05/20		2,417	2,507,637
7.25%, 3/01/41		991	1,000,910
7.50%, 10/15/39		1,376	1,424,160
Arch Coal, Inc. 7.00%, 6/15/19		2,100	619,500
Commercial Metals Co. 6.50%, 7/15/17		1,993	2,122,545
7.35%, 8/15/18		2,644	2,855,520
Lundin Mining Corp. 7.50%, 11/01/20(c)		1,500	1,485,000
7.875%, 11/01/22(c)		1,500	1,500,000
Novelis, Inc. 8.75%, 12/15/20		837	887,220
Steel Dynamics, Inc. 7.625%, 3/15/20		3,000	3,127,500
TPC Group, Inc. 8.75%, 12/15/20(c)		900	875,250

			19,192,952

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.8%
Apex Tool Group LLC 7.00%, 2/01/21(c)	U.S.$	3,205	$2,740,275
Bombardier, Inc. 4.75%, 4/15/19(c)		3,450	3,462,937
Clean Harbors, Inc. 5.25%, 8/01/20		1,200	1,206,000
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21		690	745,200
Sealed Air Corp. 6.875%, 7/15/33(c)		1,486	1,519,435
8.375%, 9/15/21(c)		1,157	1,292,948
SPX Corp. 6.875%, 9/01/17		2,900	3,168,250
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		1,599	1,774,890

			15,909,935

Communications - Media – 2.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.25%, 9/30/22		2,079	2,073,803
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		1,312	1,334,960
Series B 6.50%, 11/15/22		3,688	3,798,640
CSC Holdings LLC 6.75%, 11/15/21		5,000	5,525,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19(a)		678	684,780
DISH DBS Corp. 5.875%, 11/15/24(c)		3,303	3,319,515
Hughes Satellite Systems Corp. 7.625%, 6/15/21		3,111	3,422,100
Intelsat Jackson Holdings SA 7.25%, 4/01/19		4,231	4,416,106
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(c)		3,243	3,307,860
Quebecor Media, Inc. 5.75%, 1/15/23		2,145	2,193,263
Time, Inc. 5.75%, 4/15/22(c)		2,285	2,210,737
Unitymedia KabelBW GmbH 6.125%, 1/15/25(c)		2,749	2,838,342
Univision Communications, Inc. 5.125%, 5/15/23(c)		3,295	3,327,950
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	2,116,855

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Virgin Media Secured Finance PLC 5.25%, 1/15/21	U.S.$	1,629	$1,702,305

			42,272,216

Communications - Telecommunications – 0.8%
Altice SA 7.75%, 5/15/22(c)		1,342	1,344,516
Columbus International, Inc. 7.375%, 3/30/21(c)		3,872	4,055,920
Frontier Communications Corp. 6.25%, 9/15/21		3,000	3,015,000
SBA Telecommunications, Inc. 5.75%, 7/15/20		875	890,575
Sunrise Communications International SA 7.00%, 12/31/17(c)	EUR	1,585	1,980,263
Windstream Corp. 7.50%, 4/01/23	U.S.$	2,000	1,990,000
7.75%, 10/01/21		1,070	1,091,400

			14,367,674

Consumer Cyclical - Automotive – 0.2%
Affinia Group, Inc. 7.75%, 5/01/21		238	245,140
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		3,000	3,472,500

			3,717,640

Consumer Cyclical - Entertainment – 0.1%
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		841	885,153
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27		1,100	1,237,500

			2,122,653

Consumer Cyclical - Other – 0.2%
Choice Hotels International, Inc. 5.75%, 7/01/22		195	209,137
MGM Resorts International 8.625%, 2/01/19		2,145	2,431,894
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		1,188	1,247,400

			3,888,431

Consumer Cyclical - Retailers – 0.6%
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(c)(d)		2,938	2,600,130

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Men’s Wearhouse, Inc. (The) 7.00%, 7/01/22(a)(c)	U.S.$	4,000	$4,110,000
New Look Bondco I PLC 8.375%, 5/14/18(c)		2,000	2,070,000
Rite Aid Corp. 8.00%, 8/15/20		3,200	3,420,000

			12,200,130

Consumer Non-Cyclical – 1.2%
Aramark Services, Inc. 5.75%, 3/15/20		1,001	1,033,533
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		3,286	3,481,106
7.125%, 7/15/20		1,717	1,830,751
Holding Medi-Partenaires SAS 7.00%, 5/15/20(c)	EUR	1,750	2,239,349
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(c)	U.S.$	2,000	2,145,000
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		4,000	4,350,000
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(c)		2,231	2,409,480
Post Holdings, Inc. 6.00%, 12/15/22(c)		869	814,688
7.375%, 2/15/22		705	705,000
Smithfield Foods, Inc. 5.875%, 8/01/21(c)		2,597	2,648,940
6.625%, 8/15/22		1,678	1,753,510

			23,411,357

Energy – 1.7%
Antero Resources Finance Corp. 5.375%, 11/01/21		792	766,260
Berry Petroleum Co. LLC 6.375%, 9/15/22		3,107	2,361,320
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		640	563,200
Chesapeake Energy Corp. 6.625%, 8/15/20		2,435	2,587,188
Denbury Resources, Inc. 5.50%, 5/01/22		1,882	1,722,030
Golden Energy Offshore Services AS 9.09%, 5/28/17(e)(f)	NOK	7,720	973,675
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20	U.S.$	2,196	2,174,040
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		2,737	2,463,300

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Northern Blizzard Resources, Inc. 7.25%, 2/01/22(c)	U.S.$	1,300	$1,053,000
Offshore Group Investment Ltd. 7.125%, 4/01/23		4,656	3,305,760
Paragon Offshore PLC 6.75%, 7/15/22(c)		849	517,890
7.25%, 8/15/24(c)		3,230	1,938,000
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		2,500	2,293,750
Rosetta Resources, Inc. 5.875%, 6/01/24		1,322	1,176,580
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		3,046	2,988,887
SandRidge Energy, Inc. 7.50%, 2/15/23		1,259	793,170
Southern Star Central Corp. 5.125%, 7/15/22(c)		2,000	2,010,000
Tervita Corp. 8.00%, 11/15/18(c)		3,547	3,032,685

			32,720,735

Other Industrial – 0.2%
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(c)		3,300	3,135,000

Services – 0.3%
Sabre GLBL, Inc. 8.50%, 5/15/19(c)		1,200	1,284,000
Service Corp. International/US 7.50%, 4/01/27		3,300	3,712,500

			4,996,500

Technology – 0.7%
Amkor Technology, Inc. 6.625%, 6/01/21		3,000	2,970,000
Avaya, Inc. 10.50%, 3/01/21(c)		1,543	1,319,265
Brightstar Corp. 9.50%, 12/01/16(c)		1,600	1,678,000
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24		1,800	1,802,250
8.50%, 4/01/19		1,982	2,088,532
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(c)(d)		3,278	3,212,440
Numericable-SFR 6.25%, 5/15/24(c)		766	771,745

			13,842,232

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(c)	U.S.$	1,789	$1,797,945

			193,575,400

Financial Institutions – 2.3%
Banking – 1.8%
ABN AMRO Bank NV 4.31%, 3/10/16(g)	EUR	3,164	3,876,429
Bank of America Corp.
Series U
5.20%, 6/01/23(g)	U.S.$	1,277	1,179,629
Series Z
6.50%, 10/23/24(g)		5,100	5,191,290
Barclays Bank PLC
6.86%, 6/15/32(c)(g)		656	728,160
7.625%, 11/21/22		654	715,100
7.75%, 4/10/23		3,545	3,864,050
Citigroup, Inc. 5.95%, 1/30/23(g)		2,055	2,024,175
Commerzbank AG 8.125%, 9/19/23(c)		3,610	4,150,959
Credit Agricole SA
7.589%, 1/30/20(g)	GBP	1,150	1,980,533
7.875%, 1/23/24(a)(c)(g)	U.S.$	549	557,235
Credit Suisse Group AG 7.50%, 12/11/23(c)(g)		2,066	2,138,310
DNB Bank ASA 6.012%, 3/29/17(c)(g)	GBP	1,515	2,458,565
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)	U.S.$	2,922	2,835,845
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(c)		2,106	2,393,292

			34,093,572

Finance – 0.2%
Creditcorp 12.00%, 7/15/18(c)		2,000	1,940,000
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(c)		2,000	2,160,000

			4,100,000

Insurance – 0.1%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		2,432	2,577,920
Pearl Group Holdings No. 1 Ltd. 6.586%, 4/25/16(g)	GBP	43	64,088

			2,642,008

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ACE Cash Express, Inc. 11.00%, 2/01/19(c)	U.S.$	779	$549,195
iPayment, Inc. 9.5%, 12/15/19		1,763	1,763,437

			2,312,632

			43,148,212

Utility – 0.8%
Electric – 0.8%
Calpine Corp.
6.00%, 1/15/22(c)		1,000	1,062,500
7.875%, 1/15/23(c)		2,187	2,411,168
Dynegy Finance I, Inc./Dynegy Finance II, Inc.
7.375%, 11/01/22(c)		2,895	2,945,662
7.625%, 11/01/24(c)		1,915	1,953,300
FirstEnergy Corp. Series C 7.375%, 11/15/31		1,552	1,878,488
GenOn Energy, Inc.
7.875%, 6/15/17		2,100	2,089,500
9.50%, 10/15/18		2,087	2,076,565

			14,417,183

Total Corporates – Non-Investment Grade (cost $252,028,128)			251,140,795

AGENCIES – 7.2%
Agency Debentures – 3.8%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,924,549
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	21,924,510
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		42,045	37,344,579

			71,193,638

Agency Subordinated – 3.4%
Federal National Mortgage Association 5.375%, 6/12/17		59,222	65,473,830

Total Agencies (cost $127,753,681)			136,667,468

CORPORATES – INVESTMENT GRADE – 6.4%
Industrial – 3.4%
Basic – 0.8%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,207,010

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc. 5.893%, 4/29/24(c)	U.S.$	2,924	$2,821,660
Minsur SA 6.25%, 2/07/24(c)		1,764	1,904,624
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,745,334
Yamana Gold, Inc. 4.95%, 7/15/24		3,973	3,877,557

			15,556,185

Capital Goods – 0.4%
Legrand France SA 8.50%, 2/15/25		10	14,044
Odebrecht Finance Ltd. 4.375%, 4/25/25(c)		6,760	5,746,000
5.25%, 6/27/29(c)		2,103	1,839,073

			7,599,117

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(h)		1,162	1,214,871

Communications - Telecommunications – 1.0%
ENTEL Chile SA 4.875%, 10/30/24(c)		3,015	3,063,623
Qwest Corp. 6.75%, 12/01/21		2,000	2,312,618
6.875%, 9/15/33		1,500	1,504,599
Telefonica Emisiones SAU 7.045%, 6/20/36		5,000	6,577,405
Verizon Communications, Inc. 6.90%, 4/15/38		4,500	5,894,942

			19,353,187

Energy – 0.7%
Reliance Holding USA, Inc. 5.40%, 2/14/22(c)		3,568	3,862,389
SESI LLC 7.125%, 12/15/21		2,834	2,720,640
Transocean, Inc. 6.50%, 11/15/20(a)		2,700	2,546,013
7.50%, 4/15/31		2,200	2,030,101
Weatherford International Ltd./Bermuda 7.00%, 3/15/38		2,900	2,788,750

			13,947,893

Technology – 0.3%
Applied Materials, Inc. 5.85%, 6/15/41		4,621	5,599,677

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22	U.S.$	1,390	$1,611,880

			64,882,810

Financial Institutions – 2.5%
Banking – 1.0%
Credit Suisse AG 6.50%, 8/08/23(c)		3,900	4,243,501
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(c)(g)		884	1,330,420
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(g)		2,998	3,192,870
Nordea Bank AB 6.125%, 9/23/24(c)(g)		596	589,593
UBS AG/Stamford CT 7.50%, 7/15/25		1,394	1,797,394
7.625%, 8/17/22		2,492	2,933,971
Wells Fargo Bank NA 6.18%, 2/15/36		3,168	4,122,690

			18,210,439

Finance – 0.2%
Aviation Capital Group Corp. 6.75%, 4/06/21(c)		4,235	4,796,137

Insurance – 1.3%
AIG Life Holdings Inc 8.125%, 3/15/46(c)		509	712,600
American International Group, Inc. 8.175%, 5/15/58		2,525	3,421,375
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	6,105,465
Great-West Life & Annuity Insurance Capital LP II 7.153%, 5/16/46(c)		2,707	2,801,745
Humana, Inc. 8.15%, 6/15/38		1,650	2,402,824
MetLife, Inc. 6.40%, 12/15/36		3,345	3,729,675
Pacific Life Insurance Co. 9.25%, 6/15/39(c)		1,500	2,359,505
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	3,055,979

			24,589,168

			47,595,744

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
OCP SA 5.625%, 4/25/24(c)	U.S.$	1,148	$1,205,400
Petrobras International Finance Co SA 5.375%, 1/27/21		5,000	4,632,850

			5,838,250

Energy – 0.0%
Rio Oil Finance Trust 6.25%, 7/06/24(c)		492	464,940

			6,303,190

Utility – 0.2%
Electric – 0.2%
ComEd Financing III 6.35%, 3/15/33		3,462	3,541,131

Total Corporates – Investment Grade (cost $114,081,900)			122,322,875

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.8%
GSE Risk Share Floating Rate – 2.2%
Federal Home Loan Mortgage Corp Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.37%, 2/25/24(f)		4,085	4,034,876
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.32%, 7/25/23(f)		3,250	3,866,878
Series 2013-DN2, Class M2 4.405%, 11/25/23(f)		5,605	5,653,185
Series 2014-DN1, Class M3 4.67%, 2/25/24(f)		4,665	4,565,547
Series 2014-DN3, Class M3 4.17%, 8/25/24(f)		5,065	4,764,707
Series 2014-HQ2, Class M3 3.92%, 9/25/24(f)		1,010	918,306
Federal National Mortgage Association Series 2013-C01, Class M2 5.42%, 10/25/23(f)		1,700	1,838,533
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 4.57%, 1/25/24(f)		1,606	1,636,597

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2014-C03, Class 1M1 1.37%, 7/25/24(f)	U.S.$	1,798	$1,781,274
Series 2014-C04, Class 1M2 5.055%, 11/25/24(f)		6,100	6,136,782
Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M1 1.17%, 2/25/24(f)		1,738	1,724,140
Series 2014-DN2, Class M3 3.77%, 4/25/24(f)		5,000	4,603,985

			41,524,810

Non-Agency Fixed Rate – 1.8%
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,757	1,656,092
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		4,733	4,364,056
Series 2007-AR4, Class 1A1A 5.441%, 3/25/37		744	711,912
Countrywide Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		281	244,475
Series 2006-19CB, Class A24 6.00%, 8/25/36		180	160,042
Series 2006-24CB, Class A15 5.75%, 6/25/36		2,565	2,256,398
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,132	1,839,627
Series 2007-13, Class A2 6.00%, 6/25/47		3,101	2,649,337
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		1,816	1,678,530
Series 2007-HY4, Class 1A1 2.538%, 9/25/47		947	843,853
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		1,768	1,551,198
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.233%, 9/25/36		2,449	1,923,410
Series 2006-AA7, Class A1 2.216%, 1/25/37		4,045	3,265,798
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,159	1,076,884

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-10XS, Class A2 6.25%, 7/25/47	U.S.$	1,324	$1,008,694
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR7, Class 2A1 2.613%, 5/25/36		2,557	2,407,967
Series 2007-AR7, Class A1 2.57%, 12/28/37		4,667	4,294,712
Series 2007-AR8, Class A1 2.608%, 11/25/37		1,860	1,629,937

			33,562,922

Non-Agency Floating Rate – 0.6%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.42%, 4/25/37(f)		1,025	583,436
Series 2007-FA2, Class 1A5 0.47%, 4/25/37(f)		1,160	664,381
Lehman XS Trust Series 2007-10H, Class 2AIO 6.843%, 7/25/37(f)(i)		1,273	329,073
Residential Accredit Loans, Inc. Series 2006-QA4, Class A 0.35%, 5/25/36(f)		3,636	2,926,995
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.873%, 4/25/47(f)		5,475	4,082,832
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.813%, 2/25/47(f)		4,722	3,826,208

			12,412,925

Agency Fixed Rate – 0.2%
Federal National Mortgage Association Series 2013-87, Class KI 3.00%, 12/25/37(i)		15,689	1,963,818
Government National Mortgage Association Series 2013-170, Class MI 4.50%, 11/20/43(i)		11,218	2,043,509

			4,007,327

Total Collateralized Mortgage Obligations (cost $90,571,685)			91,507,984

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.8%
Non-Agency Fixed Rate CMBS – 2.8%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.547%, 6/10/49	U.S.$	1,517	$1,567,954
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		5,100	5,146,869
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.106%, 11/10/46(c)		6,525	6,367,526
Series 2014-GC21, Class D 4.835%, 5/10/47(c)		6,052	5,701,882
Series 2014-GC23, Class D 4.508%, 7/10/47(c)		1,323	1,229,911
Commercial Mortgage Pass Through Certificates Series 2014-LC17, Class D 3.687%, 10/10/47(c)		2,223	1,832,718
Commercial Mortgage Trust Series 2014-UBS5, Class D 3.495%, 9/10/47(c)		1,041	851,705
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.443%, 7/10/44(c)		1,450	1,532,324
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.071%, 7/10/46(c)		9,440	8,764,813
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,317	1,330,842
Series 2007-C2, Class AM 5.493%, 2/15/40		2,000	2,107,844
Series 2007-C7, Class AJ
6.248%, 9/15/45		1,750	1,841,611
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AJ 5.239%, 12/12/49		6,667	6,725,127
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(c)		1,194	957,682
WFRBS Commercial Mortgage Trust Series 2012-C8, Class E 4.876%, 8/15/45(c)		4,000	4,042,572
Series 2014-C23, Class D 3.993%, 10/15/57(c)		2,699	2,371,378

			52,372,758

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.807%, 1/25/20(c)(f)	GBP	59	$87,405

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.012%, 11/16/45(i)	U.S.$	765	1,678

Total Commercial Mortgage-Backed Securities (cost $50,934,933)			52,461,841

EMERGING MARKETS – CORPORATE BONDS – 2.1%
Industrial – 2.1%
Basic – 0.2%
Elementia SAB de CV 5.50%, 1/15/25(c)		1,039	997,440
Vedanta Resources PLC 6.00%, 1/31/19(c)		855	833,625
8.25%, 6/07/21(c)		1,943	1,923,570
9.50%, 7/18/18(c)		610	655,750

			4,410,385

Capital Goods – 0.4%
Cemex SAB de CV 7.25%, 1/15/21(c)		2,376	2,506,680
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(c)		1,954	2,061,470
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(c)		2,185	2,294,250

			6,862,400

Communications - Media – 0.2%
Myriad International Holdings BV 6.00%, 7/18/20(c)		3,089	3,407,165

Communications - Telecommunications – 0.2%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(c)		2,016	2,111,760
Digicel Ltd. 6.00%, 4/15/21(c)		1,500	1,402,500

			3,514,260

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(c)	U.S.$	4,000	$4,180,000

Consumer Non-Cyclical – 0.5%
Cosan Luxembourg SA 5.00%, 3/14/23(c)		1,361	1,218,095
9.50%, 3/14/18(c)	BRL	3,117	1,041,267
Marfrig Holding Europe BV 8.375%, 5/09/18(c)	U.S.$	900	886,500
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		4,151	4,192,510
Minerva Luxembourg SA 7.75%, 1/31/23(c)		877	859,460
Tonon Bioenergia SA 9.25%, 1/24/20(c)		2,272	1,272,320
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)		4,738	189,520
10.875%, 1/13/20(e)		750	338,250
11.75%, 2/09/22(e)		1,690	33,800

			10,031,722

Energy – 0.2%
Pacific Rubiales Energy Corp. 7.25%, 12/12/21(c)		4,300	3,741,000

Transportation - Airlines – 0.2%
TAM Capital 2, Inc. 9.50%, 1/29/20(c)		751	776,804
TAM Capital 3, Inc. 8.375%, 6/03/21(c)		2,843	2,921,183

			3,697,987

Total Emerging Markets – Corporate Bonds (cost $46,032,630)			39,844,919

		Shares
PREFERRED STOCKS – 1.5%
Financial Institutions – 1.3%
Banking – 0.3%
Goldman Sachs Group, Inc. (The) Series J 5.50%		36,775	897,310
US Bancorp/MN Series F 6.50%		180,000	5,301,000

			6,198,310

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%		84,000	2,516,640

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

Company		Shares	U.S. $ Value

REITS – 0.9%
Apartment Investment & Management Co. 6.875%		205,000	$5,354,600
Health Care REIT, Inc. Series J 6.50%		33,450	891,777
Kilroy Realty Corp. Series H 6.375%		4,000	100,000
Kimco Realty Corp. Series I 6.00%		39,725	997,097
Kimco Realty Corp. Series K 5.625%		17,850	431,077
National Retail Properties, Inc. Series D 6.625%		32,000	814,080
National Retail Properties, Inc. Series E 5.70%		67,075	1,626,569
Public Storage Series W 5.20%		28,475	653,501
Public Storage Series X 5.20%		2,000	46,200
Sabra Health Care REIT, Inc. Series A 7.125%		194,150	5,269,231
Vornado Realty Trust Series K 5.70%		16,175	389,171

			16,573,303

			25,288,253

Industrial – 0.2%
Consumer Non-Cyclical – 0.2%
Ventas Realty LP/Ventas Capital Corp. 5.45%		139,500	3,445,650

Total Preferred Stocks (cost $26,090,019)			28,733,903

		Principal Amount (000)
BANK LOANS – 1.2%
Industrial – 1.2%
Basic – 0.0%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(f)	U.S.$	929	841,442

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Clear Channel Communications, Inc. 3.82%, 1/29/16(f)	U.S.$	150	$148,352
TWCC Holding Corp. 7.00%, 6/26/20(f)		1,550	1,475,088

			1,623,440

Consumer Cyclical - Automotive – 0.3%
Exide Technologies 9.00%, 3/31/15(j)		7,060	5,965,465

Consumer Cyclical - Other – 0.1%
New HB Acquisition, LLC 6.75%, 4/09/20(f)		1,588	1,607,850

Consumer Non-Cyclical – 0.3%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(f)		1,351	1,347,144
Air Medical Holding, LLC 7.63%, 5/31/18		4,000	3,940,000
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.00%, 9/30/19(f)		548	531,377

			5,818,521

Energy – 0.1%
Atlas 2014 1 Ltd. 6.87%, 12/15/39		2,000	2,000,000

Other Industrial – 0.2%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(f)		1,144	1,060,906
Unifrax Holding Co. 5.25%, 11/28/18(f)	EUR	755	910,993
Veyance Technologies, Inc. 5.25%, 9/08/17(f)	U.S.$	2,519	2,507,007

			4,478,906

Technology – 0.1%
Avaya, Inc. 4.67%, 10/26/17(f)		234	224,043
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(f)(k)		1,144	1,129,453

			1,353,496

Total Bank Loans (cost $25,148,393)			23,689,120

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 1.2%
United States – 1.2%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	U.S.$	1,950	$1,586,130
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		2,155	1,620,064
Iowa Tobacco Settlement Authority Series 2005C 5.625%, 6/01/46		1,575	1,355,902
Michigan Tobacco Settlement Finance Authority Series 2007A 6.00%, 6/01/48		5,915	4,850,951
State of California Series 2010 7.95%, 3/01/36		3,955	4,889,290
State of Illinois Series 2010 7.35%, 7/01/35		3,330	3,916,912
Texas Transp Comm Series 2010B 5.178%, 4/01/30		2,560	3,086,899
Tobacco Settlement Financing Corp./NJ Series 20071A
5.00%, 6/01/41		830	624,152
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47		1,850	1,296,665

Total Local Governments – Municipal Bonds (cost $22,219,087)			23,226,965

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Indonesia – 0.4%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	7,239,960

Mexico – 0.6%
Comision Federal de Electricidad 5.75%, 2/14/42(c)		5,750	6,135,250
Petroleos Mexicanos 6.50%, 6/02/41		4,900	5,622,750

			11,758,000

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.2%
Petroleos de Venezuela SA 5.25%, 4/12/17(c)	U.S.$	7,500	$3,375,000

Total Quasi-Sovereigns (cost $22,813,722)			22,372,960

MORTGAGE PASS- THROUGHS – 0.9%
Agency ARMs – 0.6%
Federal Home Loan Mortgage Corp.
Series 2007
2.561%, 3/01/37(f)		3,474	3,679,790
2.795%, 3/01/37(f)		1,603	1,696,790
2.815%, 2/01/37(f)		6,255	6,766,193

			12,142,773

Agency Fixed Rate 30-Year – 0.3%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36		4,414	5,033,424
Federal National Mortgage Association
Series 1998
8.00%, 6/01/28		23	26,164
Series 1999
7.50%, 11/01/29		30	34,195

			5,093,783

Total Mortgage Pass-Throughs (cost $15,880,757)			17,236,556

WHOLE LOAN TRUSTS – 0.9%
Performing Asset – 0.9%
Aeroservicios Especializados S 10.75%, 3/19/18(h)(k)(l)		3,934	3,933,542
Alpha Credit Debt Fund LLC 15.00%, 1/15/18(k)(l)		2,089	2,088,747
Cara Aircraft Leasing 28548, Inc. 8.00%, 11/26/19(k)(l)		449	448,810
Cara Aircraft Leasing 28868, Inc. 8.00%, 11/26/19(k)(l)		427	426,723
Deuda de Pago Claims 12.00%, 3/31/16(k)(l)		1,186	1,206,073
Deutsche Bank Mexico SA 6.90%, 10/31/34(k)(l)(m)	MXN	49,948	2,500,488
Itabo Claims 12.00%, 3/31/16(k)(l)	U.S.$	1,140	1,159,298
Recife Funding Ltd. Zero Coupon, 11/05/29(k)(l)		2,884	2,883,329

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sheridan Auto Loan Holdings I LLC 10.00%, 9/30/20(k)(l)	U.S.$	331	$330,919
Sheridan Consumer Finance Trust 6.87%, 4/01/20(f)(k)(l)		1,800	1,818,000

Total Whole Loan Trusts (cost $17,162,280)			16,795,929

EMERGING MARKETS - SOVEREIGNS – 0.7%
Dominican Republic – 0.1%
Dominican Republic International Bond 7.45%, 4/30/44(c)		1,873	2,047,957

El Salvador – 0.3%
El Salvador Government International Bond 7.65%, 6/15/35(c)		5,957	6,314,420

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(c)		1,700	1,724,650

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(c)		1,236	1,285,440

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(c)		1,553	1,700,846

Total Emerging Markets – Sovereigns (cost $10,923,623)			13,073,313

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Hungary – 0.4%
Hungary Government International Bond
5.375%, 2/21/23-3/25/24		5,147	5,578,061
5.75%, 11/22/23		1,488	1,649,820

			7,227,881

Indonesia – 0.1%
Indonesia Government International Bond 6.625%, 2/17/37(c)		720	842,400
8.50%, 10/12/35(c)		801	1,113,390

			1,955,790

Total Governments – Sovereign Bonds (cost $8,184,254)			9,183,671

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.2%
Norway – 0.2%
Eksportfinans ASA
2.00%, 9/15/15	U.S.$	315	$315,369
2.375%, 5/25/16		3,728	3,736,723

Total Governments – Sovereign Agencies (cost $3,824,660)			4,052,092

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund I(k)(l)		14,850	1,796,925
OCL Opportunities Fund II(k)(l)		5,060	612,273

Total Investment Companies (cost $2,578,035)			2,409,198

COMMON STOCKS – 0.1%
Gallery Media(j)(l)(n)		697	273,761
iPayment, Inc.		110,385	275,963
Ion Media Networks, Inc. Class A(k)(l)(n)		2,512	708,308

Total Common Stocks (cost $1,122,439)			1,258,032

		Contracts
OPTIONS PURCHASED - CALLS – 0.0%
Options on Forward Contracts – 0.0%
JPY/USD Expiration: Jan 2015, Exercise Price: JPY 118.12(n) (cost $92,176)		2,325,000	111,029

		Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.09%(o)(p) (cost $28,409,000)		28,409,000	28,409,000

Total Investments – 150.2% (cost $2,746,846,443)			2,855,983,289
Other assets less liabilities – (50.2)%			(954,266,748)

Net Assets – 100.0%			$1,901,716,541

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. Long Bond (CBT) Futures	3,166	March 2015	$443,631,096	$457,684,875	$(14,053,779)
U.S. T-Note 10 Yr (CBT) Futures	3,752	March 2015	472,775,795	475,741,875	(2,966,080)

					$(17,019,859)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	801	EUR	657	1/09/15	$(5,259)
BNP Paribas SA	CAD	22,931	USD	20,178	1/14/15	445,679
BNP Paribas SA	USD	20,184	CAD	22,929	1/14/15	(453,374)
BNP Paribas SA	AUD	25,302	USD	20,944	1/30/15	325,249
BNP Paribas SA	USD	1,894	AUD	2,325	1/30/15	368
Credit Suisse International	EUR	18,131	USD	22,317	1/09/15	376,225
Credit Suisse International	GBP	2,703	USD	4,250	1/27/15	38,239
Deutsche Bank AG	NOK	7,387	USD	1,052	1/22/15	61,327
Goldman Sachs Bank USA	BRL	95,106	USD	35,805	1/05/15	26,940
Goldman Sachs Bank USA	USD	35,134	BRL	95,106	1/05/15	644,992
Goldman Sachs Bank USA	EUR	33,035	USD	41,475	1/09/15	1,499,626
Goldman Sachs Bank USA	USD	17,615	MXN	239,230	1/15/15	(1,409,646)
Morgan Stanley & Co., Inc.	USD	20,516	EUR	16,343	1/09/15	(739,540)
Royal Bank of Scotland PLC	JPY	5,538,939	USD	46,292	1/23/15	42,454
Royal Bank of Scotland PLC	AUD	48,945	USD	40,543	1/30/15	657,075
UBS AG	BRL	95,106	USD	36,964	1/05/15	1,185,456
UBS AG	USD	35,805	BRL	95,106	1/05/15	(26,940)

						$2,668,871

CURRENCY OPTIONS WRITTEN (see Note C)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put - JPY vs. USD	JPY	123.00	01/22/15	JPY	2,325,000	$92,175	$(48,041)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co. LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00%	3.01%	$12,708	$921,058	$111,917
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.24	10,505	738,435	91,323

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00%	3.53%	$1,994	$126,566	$(7,487)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.53	1,993	126,519	30,200
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.53	1,993	126,519	14,920
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.53	1,874	118,928	8,201
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.53	1,813	115,077	(4,531)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	3.53	5,320	337,678	(9,000)

				$2,610,780	$235,543

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(LCH Clearnet)	AUD	45,000	1/13/17	3 Month BBSW	3.170%	$576,134
Morgan Stanley & Co. LLC/(LCH Clearnet)		40,500	2/13/17	3 Month BBSW	3.250%	577,599
Morgan Stanley & Co. LLC/(LCH Clearnet)	NZD	48,000	3/04/17	3 Month BKBM	4.108%	634,020
Morgan Stanley & Co. LLC/(LCH Clearnet)	GBP	12,000	3/03/19	6 Month LIBOR	1.921%	522,803
Morgan Stanley & Co. LLC/(LCH Clearnet)		$11,850	1/14/24	2.976%	3 Month LIBOR	(902,141)
Morgan Stanley & Co. LLC/(LCH Clearnet)		60,150	1/21/24	2.948%	3 Month LIBOR	(4,397,172)
Morgan Stanley & Co. LLC/(LCH Clearnet)		11,000	2/14/24	2.865%	3 Month LIBOR	(704,039)
Morgan Stanley & Co. LLC/(LCH Clearnet)		47,150	3/25/24	2.887%	3 Month LIBOR	(2,968,905)
Morgan Stanley & Co. LLC/(LCH Clearnet)		46,860	4/02/24	2.851%	3 Month LIBOR	(2,745,405)
Morgan Stanley & Co. LLC/(LCH Clearnet)		40,500	4/08/24	2.909%	3 Month LIBOR	(2,560,939)

						$(11,968,045)

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at December 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Russian Federation, 7.50%, 3/31/30, 3/20/19*	(1.00)%	4.83%	$4,676	$649,983	$210,904	$439,079
Citibank:
Russian Federation, 7.50%, 3/31/30, 6/20/19*	(1.00)	4.81	5,542	804,508	306,986	497,522
Sale Contracts
Barclays Bank PLC:
DISH DBS Corp., 6.75%, 6/1/21, 6/20/19*	5.00	1.91	554	71,870	73,613	(1,743)
DISH DBS Corp., 6.75%, 6/1/21, 6/20/19*	5.00	1.91	1,073	139,201	147,570	(8,369)
DISH DBS Corp., 6.75%, 6/1/21, 6/20/19*	5.00	1.91	1,073	139,202	152,540	(13,338)
Credit Suisse International:
CMBX.NA.BB, 6.00%, 5/11/63*	5.00	4.94	4,000	17,377	52,053	(34,676)
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	2,148	13,938	(25,961)	39,899
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	1,260	8,175	(13,661)	21,836
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	875	5,677	(10,573)	16,250
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	1.00	0.84	868	5,634	(10,491)	16,125

				$1,855,565	$882,980	$972,585

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at December 31, 2014
Barclays Capital, Inc.†	(1.50	)%*	—	$3,918,300
Barclays Capital, Inc.†	(1.25	)%*	—	473,837
Barclays Capital, Inc.†	(0.50	)%*	—	527,427
Barclays Capital, Inc.†	(0.25	)%*	—	2,807,044
BNP Paribas	0.18%		2/12/15	51,795,550

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

Broker	Interest Rate	Maturity	U.S. $ Value at December 31, 2014
Credit Suisse Securities (USA) LLC†	(1.50)%*	—	$267,638
HSBC Bank USA	0.14%	1/21/15	20,912,510
HSBC Bank USA	0.19%	1/06/15	60,930,503
HSBC Bank USA	0.21%	1/13/15	110,495,853
HSBC Bank USA	0.22%	1/07/15	56,855,353
HSBC Bank USA	0.24%	1/05/15	48,001,429
HSBC Bank USA	0.25%	1/08/15	35,794,459
HSBC Bank USA	0.27%	1/07/15	108,047,825
HSBC Bank USA†	0.05%	—	40,253,801
ING Bank NV†	(1.50)%*	—	779,578
ING Bank NV†	(1.38)%*	—	377,994
Jefferies & Co., Inc.	0.14%	1/08/15	25,281,505
Jefferies & Co., Inc.	0.15%	1/15/15	19,918,613
JPMorgan Chase Bank	0.14%	1/28/15	48,138,101
JPMorgan Chase Bank	0.14%	2/13/15	68,200,494
JPMorgan Chase Bank	0.16%	2/18/15	213,218,208
JPMorgan Chase Bank	0.21%	1/22/15	75,093,393
RBC Capital Markets†	(2.00)%*	—	684,790

			$992,774,205

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on December 31, 2014

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the aggregate market value of these securities amounted to $253,238,223 or 13.3% of net assets.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at December 31, 2014.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.08% of net assets as of December 31, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Golden Energy Offshore Services AS 9.09%, 5/28/17	5/14/14	$1,259,779	$973,675	0.05%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	746,266	338,250	0.02%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13	3,717,053	189,520	0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	1/29/14	948,757	33,800	0.00%

(f)	Floating Rate Security. Stated interest rate was in effect at December 31, 2014.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2014.

(i)	IO – Interest Only

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

(j)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost		Market Value	Percentage of Net Assets
Exide Technologies 9.00%, 3/31/15	6/10/13	$7,059,722		$5,965,465	0.31%
Gallery Media	9/03/10	– 0	–	273,761	0.01%

(k)	Illiquid security.

(l)	Fair valued by the Adviser.

(m)	Variable rate coupon, rate shown as of December 31, 2014.

(n)	Non-income producing security.

(o)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations: AUD – Australian Dollar BRL – Brazilian Real CAD – Canadian Dollar EUR – Euro GBP – Great British Pound	JPY – Japanese Yen MXN – Mexican Peso NOK – Norwegian Krone NZD – New Zealand Dollar USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CMBX.NA – North American Commercial Mortgage-Backed Index

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,718,437,443)	$2,827,574,289
Affiliated issuers (cost $28,409,000)	28,409,000
Cash	2,083,749
Due from broker	12,093,569	(a)
Foreign currencies, at value (cost $1,025,820)	1,018,941
Interest and dividends receivable	34,111,296
Unrealized appreciation on forward currency exchange contracts	5,303,630
Receivable for investment securities sold and foreign currency transactions	3,921,772
Unrealized appreciation on credit default swaps	1,030,711
Upfront premium paid on credit default swaps	943,666

Total assets	2,916,490,623

Liabilities
Options written, at value (premiums received $92,175)	48,041
Payable for reverse repurchase agreements	992,774,205
Dividends payable	8,430,475
Payable for investment securities purchased	3,784,597
Payable for capital stock repurchased	3,406,886
Unrealized depreciation on forward currency exchange contracts	2,634,759
Payable for variation margin on exchange-traded derivatives	1,796,883
Advisory fee payable	836,482
Cash collateral due to broker	377,000
Upfront premium received on credit default swaps	60,686
Unrealized depreciation on credit default swaps	58,126
Administrative fee payable	15,716
Interest expense payable	1,516
Accrued expenses and other liabilities	548,710

Total liabilities	1,014,774,082

Net Assets	$1,901,716,541

Composition of Net Assets
Common stock, at par	$2,280,079
Additional paid-in capital	1,874,837,331
Undistributed net investment income	1,417,504
Accumulated net realized loss on investment and foreign currency transactions	(60,850,517)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	84,032,144

	$1,901,716,541

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 228,007,850 shares outstanding)	$8.34

(a)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended December 31, 2014

Investment Income
Interest (net of foreign taxes withheld of $15,773)	$109,122,203
Dividends
Unaffiliated issuers	4,613,915
Affiliated issuers	23,341
Other income	124,515	$113,883,974

Expenses
Advisory fee (see Note B)	10,346,049
Printing	420,842
Legal	373,375
Custodian	266,559
Registration fees	214,612
Audit and tax	136,593
Transfer agency	122,301
Administrative	66,323
Directors’ fees	58,600
Miscellaneous	151,129

Total expenses before interest expense	12,156,383
Interest expense	1,222,743

Total expenses		13,379,126

Net investment income		100,504,848

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		28,174,314
Futures		(54,401,832)
Options written		680,397
Swaps		2,136,685
Foreign currency transactions		8,854,639
Net change in unrealized appreciation/depreciation of:
Investments		103,643,580
Futures		(32,674,173)
Options written		44,134
Swaps		(12,914,923)
Foreign currency denominated assets and liabilities		2,465,655

Net gain on investment and foreign currency transactions		46,008,476

Net Increase in Net Assets from Operations		$146,513,324

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014		Year Ended December 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$100,504,848		$98,320,912
Net realized gain (loss) on investment and foreign currency transactions	(14,555,797)		20,690,035
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	60,564,273		(192,374,242)

Net increase (decrease) in net assets from operations	146,513,324		(73,363,295)
Dividends and Distributions to Shareholders from
Net investment income	(107,988,728)		(101,524,944)
Net realized gain on investment transactions	– 0	–	(8,841,986)
Common Stock Transactions
Repurchase of Shares (14,903,847 shares)	(112,501,549)		– 0	–

Total decrease	(73,976,953)		(183,730,225)
Net Assets
Beginning of period	1,975,693,494		2,159,423,719

End of period (including undistributed net investment income of $1,417,504 and distributions in excess of net investment income of ($5,726,225), respectively)	$1,901,716,541		$1,975,693,494

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2014

Cash flows from operating activities
Net increase in net assets from operations		$146,513,324

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$1,233,822
Increase in receivable for investments sold	(3,045,978)
Net accretion of bond discount and amortization of bond premium	24,310,202
Increase in payable for investments purchased	3,784,597
Increase in accrued expenses	285,483
Decrease in due from broker	(9,780,263)
Purchases of long-term investments	(936,956,013)
Purchases of short-term investments	(1,107,623,788)
Proceeds from disposition of long-term investments	1,018,980,399
Proceeds from disposition of short-term investments	1,130,180,989
Proceeds from written options, net	728,438
Proceeds on swaps, net	1,993,716
Payments for exchange-traded derivatives settlements	(94,803,515)
Decrease in cash collateral received from broker	(1,291,140)
Net realized loss on investment and foreign currency transactions	14,555,797
Net change in unrealized appreciaton/depreciation of investments and foreign currency denominated assets and liabilities	(60,564,273)

Total adjustments		(18,011,527)

Net increase in cash from operating activities		$128,501,797

Financing Activities:
Repurchase of Shares	(109,094,663)
Cash dividends paid	(109,683,108)
Increase in reverse repurchase agreements	83,934,109

Net decrease in cash from financing activities		(134,843,662)
Effect of exchange rate on cash		8,834,013

Net increase in cash		2,492,148
Net change in cash
Cash at beginning of year		610,542

Cash at end of year		$3,102,690

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,095,648

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,971,485,639		$	– 0	–	$1,971,485,639
Corporates – Non-Investment Grade		– 0	–	246,179,595			4,961,200		251,140,795
Agencies		– 0	–	136,667,468			– 0	–	136,667,468
Corporates – Investment Grade		– 0	–	122,322,875			– 0	–	122,322,875
Collateralized Mortgage Obligations		– 0	–	4,007,327			87,500,657		91,507,984
Commercial Mortgage-Backed Securities		– 0	–	5,148,547			47,313,294		52,461,841
Emerging Markets – Corporate Bonds		– 0	–	39,844,919			– 0	–	39,844,919
Preferred Stocks		28,733,903		– 0	–		– 0	–	28,733,903
Bank Loans		– 0	–	– 0	–		23,689,120		23,689,120
Local Governments – Municipal Bonds		– 0	–	23,226,965			– 0	–	23,226,965
Quasi-Sovereigns		– 0	–	22,372,960			– 0	–	22,372,960
Mortgage Pass-Throughs		– 0	–	17,236,556			– 0	–	17,236,556
Whole Loan Trusts		– 0	–	– 0	–		16,795,929		16,795,929
Emerging Markets – Sovereigns		– 0	–	13,073,313			– 0	–	13,073,313

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3			Total
Governments – Sovereign Bonds	$	– 0	–	$9,183,671		$	– 0	–	$9,183,671
Common Stocks		– 0	–	– 0	–		1,258,032		1,258,032
Governments – Sovereign Agencies		– 0	–	4,052,092			– 0	–	4,052,092
Investment Companies		– 0	–	– 0	–		2,409,198		2,409,198
Options Purchased – Calls		– 0	–	111,029			– 0	–	111,029
Short-Term Investments		28,409,000		– 0	–		– 0	–	28,409,000

Total Investments in Securities		57,142,903		2,614,912,956			183,927,430		2,855,983,289
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	5,303,630			– 0	–	5,303,630
Centrally Cleared Credit Default Swaps		– 0	–	256,561			– 0	–	256,561	#
Centrally Cleared Interest Rate Swaps		– 0	–	2,310,556			– 0	–	2,310,556	#
Credit Default Swaps		– 0	–	1,030,711			– 0	–	1,030,711
Liabilities:
Futures		(17,019,859)		– 0	–		– 0	–	(17,019,859	)#
Forward Currency Exchange Contracts		– 0	–	(2,634,759)			– 0	–	(2,634,759)
Currency Options Written		– 0	–	(48,041)			– 0	–	(48,041)
Centrally Cleared Credit Default Swaps		– 0	–	(21,018)			– 0	–	(21,018	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(14,278,601)			– 0	–	(14,278,601	)#
Credit Default Swaps		– 0	–	(58,126)			– 0	–	(58,126)

Total+		$40,123,044		$2,606,773,869			$183,927,430		$2,830,824,343

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

+	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade		Collateralized Mortgage Obligations		Commercial Mortgage-Backed Securities
Balance as of 12/31/13	$61,229		$64,909,110		$36,857,033
Accrued discounts/(premiums)	(32,612)		435,833		97,345
Realized gain (loss)	– 0	–	1,321,396		2,481,041
Change in unrealized appreciation/depreciation	(243,021)		(1,688,141)		(260,772)
Purchases	5,175,604		53,088,010		34,479,799
Sales/paydowns	– 0	–	(30,565,551)		(26,341,152)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 12/31/14	$4,961,200		$87,500,657		$47,313,294

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$(243,021)		$(1,056,864)		$1,358,722

	Emerging Markets- Corporate Bonds		Bank Loans		Whole Loan Trusts
Balance as of 12/31/13	$1,741,990		$29,926,235		$7,238,193
Accrued discounts/(premiums)	(60,127)		90,763		(14,112)
Realized gain (loss)	(164,739)		(237,173)		(17,862)
Change in unrealized appreciation/depreciation	336,057		(1,348,690)		(371,525)
Purchases	– 0	–	3,150,486		11,703,905
Sales/paydowns	(1,853,181)		(7,892,501)		(1,742,670)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 12/31/14	$ – 0	–	$23,689,120		$16,795,929

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$ – 0	–	$(1,714,577)		$(371,525)

	Common Stocks		Investment Companies
Balance as of 12/31/13	$14,265,067		$ – 0	–
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(2,732,998)		(168,837)
Purchases	275,963		2,578,035
Sales	(10,550,000)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 12/31/14	$1,258,032		$2,409,198

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$(1,969,277)		$(168,837)

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

	Total
Balance as of 12/31/13	$154,998,857
Accrued discounts/(premiums)	517,090
Realized gain (loss)	3,382,663
Change in unrealized appreciation/depreciation	(6,477,927)
Purchases	110,451,802
Sales	(78,945,055)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 12/31/14	$183,927,430

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/14*	$(4,165,379)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at December 31, 2014. Securities priced by third party vendors or at cost, which approximates fair value, are excluded from the following table.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$2,365,371	Projected Cashflow	Internal Rate of Return	9.743%/NA

	$2,500,488	Projected Cashflow	Level Yield	12.64%/NA

	$2,883,329	Market Approach	Underlying NAV of the Collateral	99.99%/NA

Common Stocks	$708,308	Market Approach	EBITDA Projection*	$169.2 million/NA

	$273,761	Market Approach	EBITDA Projection*	1,844bn RUB/NA

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swaps, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended December 31, 2014, there was no reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended December 31, 2014, the reimbursement for such services amounted to $66,323.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended December 31, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2014 (000)	Dividend Income (000)
$ 47,067	$1,015,293	$1,033,951	$28,409	$23

Brokerage commissions paid on investment transactions for the year ended December 31, 2014 amounted to $104,219, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$414,386,892	$587,199,123
U.S. government securities	517,595,706	408,418,367

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$2,746,881,489

Gross unrealized appreciation	$137,973,940
Gross unrealized depreciation	(28,872,140)

Net unrealized appreciation	$109,101,800

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended December 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended December 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended December 31, 2014, the Fund held purchased options for hedging purposes. During the year ended December 31, 2014, the Fund held written options for hedging purposes.

For the year ended December 31, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/13	– 0	–	$	– 0	–
Options written	7,050,900,000			790,945
Options expired	(4,686,000,000)			(600,091)
Options bought back	(39,900,000)			(98,679)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 12/31/14	2,325,000,000			$92,175

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for swaps cleared through a central clearinghouse’s exchange is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended December 31, 2014, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of December 31, 2014, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the year ended December 31, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

(collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,310,556	*	Receivable/Payable for variation margin on exchange-traded derivatives	$31,298,460	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	256,561	*	Receivable/Payable for variation margin on exchange-traded derivatives	21,018	*

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$5,303,630	Unrealized depreciation on forward currency exchange contracts	$2,634,759

Foreign exchange contracts	Investments in securities, at value	111,029

Foreign exchange contracts			Options written, at value	48,041

Credit contracts	Unrealized appreciation on credit default swaps	1,030,711	Unrealized depreciation on credit default swaps	58,126

Total		$9,012,487		$34,060,404

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(54,401,832)	$(32,674,173)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,040,668	2,486,281

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,960,000)	– 0	–

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(329,410)	$18,853

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,047,725)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	345,397	44,134

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	335,000	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,128,371)	(11,968,045)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,265,056	(946,878)

Total		$(53,881,217)	$(43,039,828)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended December 31, 2014:

Futures:
Average original value of sale contracts	$926,489,615
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$91,789,621
Average principal amount of sale contracts	$220,754,638
Purchased Options:
Average monthly cost	$522,152	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$332,983,760

56	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Credit Default Swaps:
Average notional amount of buy contracts	$18,308,172	(a)
Average notional amount of sale contracts	$25,155,938
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$17,788,635	(b)
Average notional amount of sale contracts	$46,373,163

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$649,983	$	– 0	–	$	– 0	–	$(649,983)		$	– 0	–
Barclays Bank PLC	350,273		– 0	–		(350,273)		– 0	–		– 0	–
BNP Paribas SA	771,296		(458,633)			– 0	–	– 0	–		312,663
Citibank, NA	915,537		(48,041)			– 0	–	(692,160)			175,336
Credit Suisse International	465,265		– 0	–		– 0	–	– 0	–		465,265
Deutsche Bank AG	61,327		– 0	–		– 0	–	– 0	–		61,327
Goldman Sachs Bank USA	2,171,558		(1,409,646)			– 0	–	– 0	–		761,912
Royal Bank of Scotland PLC	699,529		– 0	–		– 0	–	– 0	–		699,529
UBS AG	1,185,456		(26,940)			– 0	–	– 0	–		1,158,516

Total	$7,270,224		$(1,943,260)			$(350,273)		$(1,342,143)			$3,634,548	^

ALLIANCEBERNSTEIN INCOME FUND •	57

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$1,796,883	$	– 0	–		$(1,796,883)		$	– 0	–	$	– 0	–

Total	$1,796,883	$	– 0	–		$(1,796,883)		$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$458,633		$(458,633)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	48,041		(48,041)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	1,409,646		(1,409,646)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co., Inc.	739,540		– 0	–		– 0	–		– 0	–		739,540
UBS AG	26,940		(26,940)			– 0	–		– 0	–		– 0	–

Total	$2,682,800		$(1,943,260)		$	– 0	–	$	– 0	–		$739,540	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at December 31, 2014.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on

58	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended December 31, 2014, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended December 31, 2014, the average amount of reverse repurchase agreements outstanding was $1,050,326,390 and the daily weighted average interest rate was 0.10%. At December 31, 2014, the Fund had reverse repurchase agreements outstanding in the amount of $992,774,205 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	RVP Liabilities Subject to a MRA	Security Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$7,726,608	$(7,514,456)	$212,152
BNP Paribas	51,795,550	(51,795,550)	– 0	–
Credit Suisse Securities (USA) LLC	267,638	(267,638)	– 0	–
HSBC Bank USA	481,291,733	(481,291,733)	– 0	–
ING Bank NV	1,157,572	(1,157,572)	– 0	–
Jefferies & Co., Inc.	45,200,118	(45,200,118)	– 0	–
JPMorgan Chase Bank	404,650,196	(404,650,196)	– 0	–
RBC Capital Markets	684,790	(684,790)	– 0	–

Total	$992,774,205	$(992,562,053)	$212,152

†	Including accrued interest.
*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN INCOME FUND •	59

Notes to Financial Statements

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of December 31, 2014, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower pursuant to the respective loan agreement.

Borrower	Unfunded Loan Commitment
Cara Aircraft Leasing 28548 Inc. 8.00%, 03/31/15	$8,278
Cara Aircraft Leasing 28868 Inc. 8.00%, 03/31/15	112,514
Sheridan Auto Loan Holdings I, LLC 10.00%, 03/31/15	1,119,541

During the year ended December 31, 2014, the Fund did not receive commitment fees.

60	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE D

Common Stock

During the year ended December 31, 2014 and December 31, 2013, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Fund announced a share repurchase program for the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Fund stockholders by the repurchase of Fund shares at a discount to their net asset value. Such repurchases may moderate the discount at which the Fund’s shares currently trade. Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. During the year ended December 31, 2014, the Fund repurchased 14,903,847 shares at an average discount of 10.09% from net asset value.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fixed-income mutual fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has

ALLIANCEBERNSTEIN INCOME FUND •	61

Notes to Financial Statements

decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in an rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is

62	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund utilizes leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN INCOME FUND •	63

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

	2014		2013
Distributions paid from:
Ordinary income	$107,988,728		$103,758,100
Net long-term capital gains	– 0	–	6,608,830

Total taxable distributions paid	$107,988,728		$110,366,930

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,917,534
Accumulated capital and other losses	(77,861,332	)(a)
Unrealized appreciation/(depreciation)	98,542,931	(b)

Total accumulated earnings/(deficit)	$24,599,133

(a)	As of December 31, 2014, the Fund had a net capital loss carryforward of $16,955,334 and the Fund’s cumulative deferred loss on straddles was $60,905,998.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2014, the Fund had a net short-term capital loss carryforward of $16,955,334 which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of dividend overdistributions, foreign currency reclassifications, the tax treatment of swaps and options, paydown gain/loss reclassifications, and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

64	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended December 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 8.13	$ 8.89	$ 8.93	$ 8.75	$ 8.37

Income From Investment Operations
Net investment income(a)	.42	.40	.40	.44	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.71)	.57	.31	.40
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61	(.31)	.97	.75	.87

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.41)	(.48)	(.57)	(.49)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	(.53)	– 0	–	– 0	–

Total dividends and distributions	(.45)	(.45)	(1.01)	(.57)	(.49)

Anti-Dilutive Effect of Share Repurchase Program	0.05	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.34	$ 8.13	$ 8.89	$ 8.93	$ 8.75

Market value, end of period	$ 7.47	$ 7.13	$ 8.10	$ 8.07	$ 7.93

Discount, end of period	(10.43)%	(12.30)%	(8.89)%	(9.63)%	(9.37)%
Total Return
Total investment return based on:(c)
Market value	11.28%	(6.50)%	13.08%	9.36%	2.10%
Net asset value	8.96%	(2.86)%	12.15%	9.67%	11.04	%*
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,902	$1,976	$2,159	$2,168	$2,126
Ratio to average net assets of:
Expenses(d)	.67%	.63%	.64%	.64%	.71%
Net investment income	5.02%	4.74%	4.34%	5.00%	5.40%
Portfolio turnover rate.	32%	107%	58%	67%	121%

See	footnote summary on page 66.

ALLIANCEBERNSTEIN INCOME FUND •	65

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios, excluding interest expense and TALF administration fee, if applicable are .61%, .57%, .55%, 58%, and .60%, respectively. These expense ratios exclude net interest expense on borrowings of .06%, .06%, .09%, .06%, and 11%, respectively.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2010 by 0.15%.

See notes to financial statements.

66	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Income Fund, Inc. at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2015

ALLIANCEBERNSTEIN INCOME FUND •	67

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended December 31, 2014. For foreign shareholders, 66.97% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

68	• ALLIANCEBERNSTEIN INCOME FUND

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of common stock of the Fund valued as follows:

(i)	If the shares of common stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of common stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of common stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of common stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

ALLIANCEBERNSTEIN INCOME FUND •	69

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Proof of Share Ownership Required in Connection with Requests for Submission of Open-Ending Proposals to Annual Meetings of Stockholders Pursuant to Charter

The Fund’s charter provides that the Fund is required to submit to its stockholders a proposal to open-end the Fund if (i) the Fund’s shares trade on the NYSE at an average discount of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week, during the last 12 calendar weeks of any calendar year, and (ii) during such year the Fund receives written requests from the holders of at least 10% of the Fund’s outstanding shares that such open-ending proposal be submitted to the Fund’s stockholders. Under Maryland law, requests pursuant to this charter provision must be made by persons that are stockholders of record of the Fund on the date the proposal is submitted. However, if a stockholder submits a request pursuant to the charter provision and is not a record stockholder, the Fund will accept the request provided the stockholder submits, together with its request, proof that the stockholder is the beneficial owner of shares on the date of the request. The Fund may accept as proof a written statement verifying a stockholder’s beneficial ownership from the record holder of the Fund’s shares, such as, for shares held through The Depository Trust Company (“DTC”), a DTC participant that appears as the owner of such shares on DTC’s records. To the extent beneficially owned shares are held through a brokerage firm or other intermediary that is not a DTC participant or a direct record holder of the Fund’s shares, additional documentation demonstrating the chain of ownership to a DTC participant (or to a direct record holder) will be required to establish proof of beneficial ownership. This will normally require provision of two proof of ownership statements – one from the beneficial owner’s intermediary confirming ownership, and another from the DTC participant confirming such intermediary’s ownership. A list of DTC participants can be found at http://www.dtcc.com/client-center/dtc-directories.aspx.

70	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer
William H. Foulk, Jr.(1) D. James Guzy(1)	Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 30, 2014, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	71

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2008)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	116	None

72	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 73 (2005)	Private Investor since prior to 2010. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005. He is Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committees of such Funds since February 2014.	116	Xilinx, Inc. (programmable logic semi-conductors) since 2007 and SunEdison, Inc. (solar materials and power plants) from 2007 until July 2014

John H. Dobkin, ## 73 (1998)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	116	None

ALLIANCEBERNSTEIN INCOME FUND •	73

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a director of Prospect Acquisition Corp (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	116	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010 and The Merger Fund (registered investment company) since prior to 2010 until 2013

William H. Foulk, Jr., ## 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds since from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	116	None

74	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB since 1982.	116	PLX Technology (semi-conductors) since prior to 2010 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2010 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for assuring the stability of the international Monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	116	None

ALLIANCEBERNSTEIN INCOME FUND •	75

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	116	None

76	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	116	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INCOME FUND •	77

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L .P. since prior to March 2003.

Paul J. DeNoon 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010

Gershon M. Distenfeld 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010

Michael L. Mon 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010

Douglas J. Peebles 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010

Matthew S. Sheridan 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2010

Emilie D. Wrapp 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2010

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2010

Phyllis J. Clarke 54	Controller	Vice President of ABIS**, with which she has been associated since prior to 2010

Vincent S. Noto 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since prior to 2010

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

78	• ALLIANCEBERNSTEIN INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 3-6, 2014.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and the Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN INCOME FUND •	79

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

80	• ALLIANCEBERNSTEIN INCOME FUND

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and information prepared by the Adviser showing performance of the Fund as compared with the Barclays U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2014 and (in the case of comparisons with the Index) the since inception period (August 1987 inception). The directors noted that the Fund was in the 4th quintile of the Performance Group for the 1- and 5-year periods, in the 5th quintile of the Performance Group for the 3-year period, and in the 2nd quintile of the Performance Group for the 10-year period. The Fund outperformed the Index in all periods. The directors recognized that the Fund’s relatively unusual investment style, which differs from that of the other funds in the Performance Group and from the Index, and the fact that there are only a small number of other funds in the Fund’s Lipper category, made performance comparisons of limited utility. The directors also noted the Fund’s absolute return over time. Based on their review, the directors concluded that the Fund’s reported relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (advisory fees paid to the Adviser and the administration fees currently paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that the Fund’s latest fiscal year total management fee rate of 51.8 basis points (combined advisory fee paid to the Adviser plus the administration fee paid to the Administrator) was lower than the Expense Group and the Expense Universe medians. The directors were cognizant of the Fund’s unusual advisory fee structure, which includes a fee based on average weekly net assets and a fee based on the Fund’s daily gross income, subject to an overall maximum fee rate. The directors noted that the Advisory Agreement reflected reductions in the fee rate calculated based on the Fund’s daily gross income and the maximum fee rate requested by the directors in the past.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors

ALLIANCEBERNSTEIN INCOME FUND •	81

reviewed the relevant advisory fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which invest in fixed-income taxable securities.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint and that the Fund’s net assets were in excess of the breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflects a reduction due to the effect of the breakpoint. The directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

82	• ALLIANCEBERNSTEIN INCOME FUND

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	83

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select Retirement Allocation Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

84	• ALLIANCEBERNSTEIN INCOME FUND

AB Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0151-1214

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Income	2013	$57,500	$6,000	$10,917
	2014	$102,946	$8,000	$30,899

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

Total Amount of Foregoing Column Pre-approved by the
		All Fees for	Audit Committee
		Non-Audit Services	(Portion Comprised of
		Provided to the	Audit Related Fees)
		Portfolio, the Adviser	(Portion Comprised of
		and Service Affiliates	Tax Fees)
AB Income	2013	$311,188	$16,917
$(6,000)
$(10,917)
	2014	$444,504	$38,899
$(8,000)
$(30,899)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

John H. Dobkin Michael J. Downey William H. Foulk, Jr D. James Guzy	Nancy P. Jacklin Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

3.	Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

4. Board and Director Proposals

5.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.

Other changes in a company’s charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

6.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

7.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

8.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

9.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive’s pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.

We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

a.	Controlled Company Exemption	Case-by-case

Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	Case-by-case

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

10.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

11.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

12.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director’s qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company’s board or force a director’s retirement at a certain age.

13.	Majority of Independent[1] Directors (SHP)	For

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

14.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

15.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

16.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company’s compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

[1]	For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

17.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

18.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

19.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

20.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

21. Compensation Proposals

22.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

23.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

24.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

25.	Advisory Vote to Ratify Directors’ Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

26.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

27.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we engage the company directly.

28.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance.

We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

29.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value.

30.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

31.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

32.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management’s discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

33.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

34.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

35.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

36.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

37.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

38.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options

(where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

39.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

40.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

41.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

42.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer’s base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

43.	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

44.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

45.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

46. Capital Changes and Anti-Takeover Proposals

47.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

48.	Amend Net Operating Loss (“NOL”) Rights Plans	For

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

49.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

50.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

51.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

52.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

53.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

54.	Fair Price Provisions	Case-by-case

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

55.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). . We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions – going beyond the standard “general corporate purposes” – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

56.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

57.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

58.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

59.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company’s stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company’s stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in “friendly” hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.

Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state’s anti-takeover laws are different and must be considered in the totality of all of a company’s takeover defenses, we review these proposals on a case-by-case basis.

60.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company’s business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

61.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

62.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

63.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

64.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

65. Auditor Proposals

66.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

67.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

68.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

69.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.

In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10-K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.

We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.

We generally apply these principles for non-US companies as well.

70.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

71.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

72. Shareholder Access and Voting Proposals

73.	A Shareholder’s Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.

From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

74.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

75.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

76.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

77.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge—or sometimes coerce—them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

78.	Limiting a Shareholder’s Right to Call Special Meetings	Against

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

79.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

80.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.

Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out “nuisance” proposals.

We have voted in favor of certain resolutions calling for enhancement of shareholders’ ability to access proxy materials to increase corporate boards’ attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC’s proposed proxy reform in 2009 intended to solve the problem of shareholders’ limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of “significant, long-term shareholders” in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed “significant and long-term” if they own at least three percent of the company’s shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC’s 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule’s effect on efficiency, competition and capital formation. We continue to monitor the situation.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

81.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

82.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company’s annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

83.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

84.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

85. Environmental, Social and Disclosure Proposals

86.	Adopt a Special Corporate Policy for SEC Rule 10b5-1 and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

87.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

88.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

89.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

90.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as “legal corporate blackmail,” are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. The company acquires the raider’s stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company’s charter or by-laws that limit the ability of that company’s board to acquire blocks of another company’s stock at above-market prices.

We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated anti-takeover features.

91.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

92.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company’s products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

93.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization’s Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

94.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents’ requests would be overly costly for, or unduly burdensome on, the company.

95.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.

Supporters argue that the MacBride Principles effectively address Northern Ireland’s inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the “hassle factor” of doing business in the economically troubled area and reduce the attractiveness of investments.

96.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

97.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management’s decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

98.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

99.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

100.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

101.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days’ advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

102.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

103.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company’s lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

104.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company’s own (and its contractors’) facilities, taking into account national legislation and practicality.

105.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

106.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

107.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company’s political spending program. We believe such proposals are overly intrusive on management’s discretion.

108.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.

Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This “triple bottom line” can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.

Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies’ social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

109.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the “CERES” Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome

110.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a.	End Production of Tobacco Products	Against

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b.	Spin-off Tobacco-related Business	Case-by-case

The motivation for these proposals is generally in line with what we have described immediately above — proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value

111. Conflicts of Interest

112. Introduction

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

113. Adherence to Stated Proxy Voting Policies

Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client’s best interests.

to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

114.	Disclosure of Conflicts

When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

115.	Potential Conflicts List

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AllianceBernstein mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;

Any other conflict of which a Proxy Committee member becomes aware4.

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.

116.	Determine Existence of Conflict of Interest

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

[4]	The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

117.	Review of Third Party Research Service Conflicts of Interest

We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

118.	Confidential Voting

It is AllianceBernstein’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission (“SEC”), and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

119.	A Note Regarding AllianceBernstein’s Structure

AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

120.	Voting Transparency

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

121.	Recordkeeping

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

122.	Proxy Voting Policy

The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.

123.	Proxy Statements Received Regarding Client Securities

For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

124.	Records of Votes Cast on Behalf of Clients

Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

125.	Records of Clients Requests for Proxy Voting Information

Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

126.	Documents Prepared by AllianceBernstein that are Material to Voting Decisions

The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

[5]	U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

127.	Proxy Voting Procedures

128.	Vote Administration

In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge’s ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

129.	Share blocking

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

130.	Loaned Securities

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY COMMITTEE MEMBERS

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	✓
	Classified Boards		✓
	Director Liability and Indemnification			✓
✓	Disclose CEO Succession Plan	✓
	Election of Directors	✓
	Controlled Company Exemption			✓
	Voting for Director Nominees in a Contested Election			✓
✓	Establish Additional Board Committees			✓
✓	Independent Lead Director	✓
✓	Limit Term of Directorship; Establish Mandatory Retirement Age			✓
✓	Majority of Independent Directors	✓
✓	Majority of Independent Directors on Key Committees	✓
✓	Majority Votes for Directors	✓
✓	Prohibit CEOs from Serving on Compensation Committees		✓
✓	Removal of Directors Without Cause	✓
✓	Require Independent Board Chairman			✓
✓	Require Two Candidates for Each Board Seat		✓
✓	Stock Ownership Requirement		✓
Compensation Proposals
✓	Accelerated Vesting of Equity Compensation Awards-Change of Control			✓
✓	Adopt Form of Employment Contract			✓
✓	Adopt Policies to Prohibit any Death Benefits to Senior Executives		✓
✓	Advisory Vote to Ratify Directors’ Compensation			✓

Shareholder Proposal		For	Against	Case-by-Case
✓	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		✓
	Approve Remuneration for Directors and Auditors			✓
	Approve Remuneration Reports			✓
	Approve Retirement Bonuses for Directors (Japan and South Korea)			✓
	Approve Special Payments to Continuing Directors and Auditors (Japan)			✓
✓	Disclose Executive and Director Pay			✓
✓	Exclude Pension Income from Performance-based Compensation	✓
	Executive and Employee Compensation Plans			✓
✓	Limit Dividend Payments to Executives		✓
✓	Limit Executive Pay			✓
✓	Mandatory Holding Periods		✓
✓	Pay Directors Only in Stock		✓
✓	Performance-based Stock Option Plans			✓
✓	Prohibit Relocation Benefits to Senior Executives		✓
✓	Recovery of Performance-based Compensation	✓
✓	Single Trigger Change-in-Control Agreements			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote			✓
✓	Submit Golden Parachutes / Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			✓
✓	Submit Option Re-pricing to a Shareholder Vote	✓
✓	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	✓
Capital Changes and Anti-Take Over Proposals
✓	Amend Exclusive Forum Bylaw		✓
	Amend Net Operating Loss (“NOL”) Rights Plans	✓
	Authorize Share Repurchase	✓
	Blank Check Preferred Stock		✓
	Corporate Restructurings, Merger Proposals and Spin-offs			✓

Shareholder Proposal		For	Against	Case-by-Case
	Elimination of Preemptive Rights			✓
✓	Expensing Stock Options	✓
	Fair Price Provisions			✓
	Increase Authorized Common Stock			✓
	Issuance of Equity without Preemptive Rights	✓
	Issuance of Stock with Unequal Voting Rights			✓
	Net Long Position Requirement	✓
✓	Opt Out of State Anti-takeover Law (US)			✓
	Reincorporation			✓
✓	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			✓
	Stock Splits	✓
✓	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	✓
	Transferrable Stock Options			✓
Auditor Proposals
	Appointment of Auditors	✓
	Approval of Financial Statements	✓
	Approval of Internal Statutory Auditors	✓
✓	Limit Compensation Consultant Services		✓
	Limitation of Liability of External Statutory Auditors (Japan)			✓
✓	Separating Auditors and Consultants			✓
Shareholder Access & Voting Proposals
✓	A Shareholder’s Right to Call Special Meetings			✓
✓	Adopt Cumulative Voting			✓
✓	Adopt Cumulative Voting in Dual Shareholder Class Structures	✓
✓	Early Disclosure of Voting Results		✓
✓	Implement Confidential Voting	✓

Shareholder Proposal		For	Against	Case-by-Case
	Limiting a Shareholder’s Right to Call Special Meetings		✓
✓	Permit a Shareholder’s Right to Act by Written Consent	✓
✓	Proxy Access for Annual Meetings	✓
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	✓
✓	Rotation of Locale for Annual Meeting		✓
✓	Shareholder Proponent Engagement Process	✓
	Supermajority Vote Requirements		✓
Environmental & Social, Disclosure Proposals
✓	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		✓
✓	Adopt Guidelines for Country Selection			✓
✓	Amend EEO Statement to Include a Reference to Sexual Orientation	✓
✓	Animal Testing			✓
✓	Anti-Greenmail Proposal	✓
✓	Charitable Contributions			✓
✓	Genetically Altered or Engineered Food			✓
✓	Global Labor Standards	✓
✓	Global Warming; Reduction of Greenhouse Gas Emissions			✓
✓	Implement the MacBride Principles (Northern Ireland)			✓
✓	Include Sustainability as a Performance Measure			✓
✓	Military Issues			✓
✓	Nuclear Waste Disposal			✓
	Other Business		✓
✓	Pharmaceutical Pricing			✓
✓	Plant Closings			✓
✓	Reimbursement of Shareholder Proposal Expenses		✓
✓	Report on Collateral in Derivatives Trading		✓

Shareholder Proposal		For	Against	Case-by-Case
✓	Report on Pay Disparity			✓
✓	Report on Water Pollution Prevention Measures	✓
✓	Report on Workplace Diversity and/or Employment Policies	✓
✓	Reporting Political Contributions; Lobbying Expenses	✓
✓	Submit Political Spending Program to Shareholder Advisory Vote		✓
✓	Sustainability Report	✓
✓	The CERES Principles			✓
Tobacco
✓	End Production of Tobacco Products		✓
✓	Spin-off Tobacco-related Business			✓

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?

☐ Yes         ☐ No                 If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?

☐ Yes         ☐ No                 If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?

☐ Yes         ☐ No                 If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.

☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.): I hereby confirm that the proxy voting decision referenced on this form is reasonable.	Prepared by:

Phillip Kirstein Date:	Print Name: ( ) Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1.	Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2.	Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.	Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.	RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of and investment decisions for the Fund are made by a team of investment professionals consisting of Messrs. Paul J. DeNoon, Gershon M. Distenfeld, Douglas J. Peebles and Matthew S. Sheridan.

The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2002–Senior Vice President of the Adviser and Director of Emerging Market Debt	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of Emerging Market Debt.

Gershon M. Distenfeld; since 2006–Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Director of High Yield.

Douglas J. Peebles; since 2002–Executive Vice President of the Adviser, Chief Investment Officer and Head of Fixed-Income	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006 and Chief Investment Officer and Head of Fixed Income.

Matthew S. Sheridan; since 2008–Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended December 31, 2013.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul J. DeNoon	12	8,233,000,000	None	None
Gershon M. Distenfeld	21	8,157,000,000	None	None
Douglas J. Peebles	37	9,558,000,000	None	None
Matthew S. Sheridan	43	14,082,000,000	None	None

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Paul J. DeNoon	32	33,354,000,000	None	None
Gershon M. Distenfeld	30	31,855,000,000	None	None
Douglas J. Peebles	50	6,556,000,000	None	None
Matthew S. Sheridan	48	31,746,000,000	None	None

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Paul J. DeNoon	26	7,620,000,000	1	1,089,000,000
Gershon M. Distenfeld	10	2,230,000,000	None	None
Douglas J. Peebles	94	38,789,000,000	6	2,714,000,000
Matthew S. Sheridan	59	31,602,000,000	6	2,714,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolios funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for investment professionals is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants on the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors that can play a part in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended December 31, 2014 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Paul J. DeNoon	$30,000
Gershon Distenfeld	None
Douglas J. Peebles	$100,000
Matthew S. Sheridan	$71,331

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Registrant Purchases of Equity Series*

PERIOD	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PROGRAMS
7/1/2014 - 7/31/2014	1,825,993	$7.50	1,825,993	34,610,762
8/1/2014 - 8/31/2014	1,925,007	$7.51	1,925,007	32,685,755
9/1/2014 - 9/30/2014	2,326,633	$7.50	2,326,633	30,359,122
10/1/2014 - 10/31/2014	2,343,867	$7.54	2,343,867	28,015,255
11/1/2014 - 11/30/2014	2,845,690	$7.59	2,845,690	25,169,565
12/1/2014 - 12/31/2014	3,636,657	$7.52	3,636,657	21,532,908

Total	14,903,847	$7.53	14,903,847

*	Share Repurchase Program - On June 25, 2014, the Fund announced that its Board of Directors had authorized the Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 23, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 23, 2015